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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): June 1, 1998


                      GREENWICH CAPITAL ACCEPTANCE, INC.
           (as depositor under the Pooling and Servicing Agreement,
             dated June 1, 1998, providing for the Issuance of the
                 Sequoia Mortgage Trust 3, Mortgage Loan Asset
                             Backed Certificates)


                      GREENWICH CAPITAL ACCEPTANCE, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    33-80740                  61199884
----------------------------        -------------          -------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



  600 Steamboat Road
  Greenwich, Connecticut                                         06830
  ----------------------                                      ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (203) 622-2700
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Item 5.  Other Events.
----     -------------

Filing of Computational Materials
---------------------------------

     On June 1, 1998, Greenwich Capital Acceptance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor; Sequoia Mortgage Funding Corporation, as seller ("Sequoia"); Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"); and First Union National Bank, as trustee (the "Trustee"), by providing for the issuance of the Sequoia Mortgage Trust 3, Mortgage Loan Asset Backed Certificates. The Pooling and Servicing Agreement is amended as Exhibit 99.4.






Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

99.4  Pooling and Servicing Agreement,
      dated June 1, 1998, by and among,
      the Company, Sequoia, the Master
      Servicer and the Trustee.






                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GREENWICH CAPITAL ACCEPTANCE, INC.



                                     By:  /s/ John Paul Graham
                                          -----------------------------
                                          Name:  /s/ John Paul Graham
                                          Title: Vice President



Dated:  July 13, 1998






Exhibit Index
-------------

Exhibit                                                                  Page
-------                                                                  ----

99.4       Pooling and Servicing Agreement,
           dated June 1, 1998, by and among,
           the Company, Sequoia, the Master
           Servicer and the Trustee.






                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                 July 22, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:   Greenwich Capital Acceptance, Inc.,
               Sequoia Mortgage Trust 3, Mortgage Loan
               Asset-Backed Certificates
               ---------------------------------------

Ladies and Gentlemen:

     On behalf of Greenwich Capital Acceptance, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K/A, for the Pooling and Servicing Agreement, dated as of June 1, 1998, in connection with the above-referenced transaction. This Form 8-K/A is hereby filed to correct an incomplete submission under the previous Form 8-K filed July 13, 1998.

                                                 Very truly yours,

                                                 /s/ Edward B. Locke

                                                 Edward B. Locke


Enclosure